SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2015

CAPNIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3 Twin Dolphin Drive, Suite 160

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     Entry into a Material Definitive Agreement.

On May 7, 2010, BioMedical Drug Development Inc. (“BDDI”) entered into an Asset Purchase Agreement (the “BDDI Purchase Agreement”) with a third party (the “Original Seller”), pursuant to which BDDI purchased certain assets relating to non-invasive end tidal breath gas monitor medical technology known as the COCO2Puff (the “Technology”).

On May 11, 2010, Capnia, Inc. (“Capnia”) and BDDI entered into an Asset Purchase Agreement (the “Capnia Purchase Agreement”), pursuant to which BDDI agreed to sell the Technology to Capnia and BDDI received, among other consideration, certain royalty payments related to the Technology (the “Royalties”).

On June 4, 2012, George Tidmarsh , MD, PhD (“Tidmarsh”) and BDDI entered into an Asset Purchase Agreement, pursuant to which the BDDI Purchase Agreement and the Capnia Purchase Agreement were assigned and transferred to Tidmarsh.

On June 30, 2015, Capnia, Tidmarsh and BDDI entered into an Agreement and First Amendment to Asset Purchase Agreement (“Agreement and First Amendment to Asset Purchase Agreement”). The material terms of the Agreement and First Amendment to Asset Purchase Agreement provide for, in exchange for the issuance by Capnia to Tidmarsh of 40,000 shares of Capnia’s Common Stock (the “Shares”) and the payment by Capnia to Tidmarsh of $150,000 on June 30, 2015 and $100,000 on each of December 30, 2015, June 30, 2016 and December 30, 2016: (i) an amendment to the Capnia Purchase Agreement to remove the provisions in the Capnia Purchase Agreement related to the Royalties; and (ii) an agreement from Tidmarsh that, on or prior to June 30, 2015, Tidmarsh shall have paid $400,000 to the Original Seller (the “Payment”) and obtained an acknowledgement from the Original Seller that the Payment completely satisfies all of BDDI’s and/or Tidmarsh’s obligations under the BDDI Purchase Agreement.

In accordance with the Agreement and First Amendment to Asset Purchase Agreement, on June 30, 2015, Capnia and Tidmarsh entered into a Common Stock Purchase Agreement, pursuant to which the Shares were issued to Tidmarsh (the “Common Stock Purchase Agreement”). The Shares are unregistered and were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D.

The summary of the Agreement and First Amendment to Asset Purchase Agreement set forth above is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference. The summary of the Common Stock Purchase Agreement set forth above is qualified in its entirety by reference to Exhibit 10.2, which is incorporated herein by reference. A copy of the press release of the Company announcing the Agreement and First Amendment to Asset Purchase Agreement is attached hereto as Exhibit 99.1.

ITEM 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Agreement and Amendment to Asset Purchase Agreement dated June 30, 2015

10.2	Common Stock Purchase Agreement dated June 30, 2015

99.1	Press Release issued by Capnia, Inc. dated July 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPNIA, INC.
Date: July 7, 2015
By: /s/ David O’Toole
David O’Toole
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Amendment to Asset Purchase Agreement dated June 30, 2015

10.2	Common Stock Purchase Agreement dated June 30, 2015

99.1	Press release issued by Capnia, Inc. dated July 6, 2015

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